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                                                                   EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement Nos. 33-26977, 33-36379, 33-50746, 333-00733, 333-00749, 333-00757, 333-09387, 333-
33327, 333-75383, 333-92155, and 333-58526 of Computer Sciences Corporation on
Form S-8 of our report dated May 25, 2001, appearing in this Annual Report on Form 10-K of Computer Sciences Corporation for the year ended March 30, 2001.

Deloitte & Touche LLP

Los Angeles, California
June 19, 2001